SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2004

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

On July 29, 2004, UnitedHealth Group Incorporated, a Minnesota corporation (“UnitedHealth Group” or the “Company”) completed its acquisition (the “Acquisition”) of Oxford Health Plans, Inc., a Delaware corporation (“Oxford”). Pursuant to an Agreement and Plan of Merger dated April 26, 2004 (the “Merger Agreement”) by and among UnitedHealth Group, Ruby Acquisition LLC (“Merger Sub”) and Oxford, Oxford merged with and into Merger Sub, as a result of which Oxford became a wholly owned subsidiary of UnitedHealth Group.

Under the Merger Agreement, each share of Oxford common stock (with certain exceptions set forth in the Merger Agreement) was converted into a right to receive $16.17 in cash and 0.6357 of a share of UnitedHealth Group common stock. All options to purchase Oxford common stock and rights to receive or acquire Oxford restricted or deferred stock units have been converted into options or rights to acquire UnitedHealth Group common stock. The option, restricted stock and deferred stock unit exchange ratio is equal to 0.6357 plus the fraction obtained by dividing $16.17 by the average per share closing price of UnitedHealth Group common stock over the ten trading days preceding the date of the Acquisition. UnitedHealth Group funded the cash portion of the Acquisition through a combination of cash on hand and the issuance of commercial paper.

The proxy statement/prospectus mailed to the security holders of Oxford, forming a part of the Company’s Registration Statement on Form S-4 (Registration Number 333-115327) filed with the Securities and Exchange Commission on May 10, 2004, as amended on June 10, 2004 and June 14, 2004 (the “Registration Statement”), provides certain information about the Acquisition, UnitedHealth Group, Merger Sub and Oxford, including, but not limited to, the nature of UnitedHealth Group’s and Oxford’s businesses, the principles used in determining the exchange ratio, the nature of any interests of Oxford’s officers and directors in the Acquisition, and UnitedHealth Group’s intended use of the assets acquired in the Acquisition.

The Merger Agreement and the press release dated July 29, 2004, filed as Exhibits 2 and 99 to this report, respectively, are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Balance sheet as of December 31, 2003 (incorporated by reference to the Form 10-K for the year ended December 31, 2003 filed by Oxford on February 4, 2004, as amended by Amendment No. 1 thereto on April 29, 2004)

Income statements and statements of cash flows for the year ended December 31, 2003 (incorporated by reference to the Form 10-K for the year ended December 31, 2003 filed by Oxford on February 4, 2004, as amended by Amendment No. 1 thereto on April 29, 2004)

Balance sheet as of March 31, 2004 (incorporated by reference to the Form 10-Q for the quarter ended March 31, 2004 filed by Oxford on April 27, 2004)

Income statement and statements of cash flow for the quarter ended March 31, 2004 (incorporated by reference to the Form 10-Q for the quarter ended March 31, 2004 filed by Oxford on April 27, 2004)

(b)	Pro Forma Financial Information

UnitedHealth Group intends to file by amendment to this Form 8-K the required pro forma financial information no later than September 28, 2004.

(c)	Exhibits

2	Agreement and Plan of Merger, dated as of April 26, 2004, by and among UnitedHealth Group Incorporated, Ruby Acquisition LLC and Oxford Health Plans, Inc. (incorporated by reference to Exhibit 2.1 of the UnitedHealth Group Current Report on Form 8-K dated April 27, 2004)

99	Press release dated July 29, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2004

UNITEDHEALTH GROUP INCORPORATED

	By:	/S/ DAVID J. LUBBEN
David J. Lubben
General Counsel & Secretary